UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2013

The Ensign Group, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-33757	33-0861263
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
27101 Puerta Real, Suite 450, Mission Viejo, CA		92,691
(Address of principal executive offices)		(Zip Code)
(949) 487-9500
Registrant's telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On February 1, 2013, The Ensign Group, Inc.'s (the “Company”) entered into the Third Amendment to Revolving Credit and Term Loan Agreement, dated as of February 1, 2013, (the “Third Amendment”), which amends the Company's existing Revolving Credit and Term Loan Agreement, dated as of July 15, 2011 (as amended from time to time the “Credit Agreement”), among the Company and the several banks and other financial institutions and lenders from time to time party thereto (the “Lend-ers”) and SunTrust Bank, in its capacity as administrative agent for the Lenders, as issuing bank and as swingline lender.

The Third Amendment revises the Credit Agreement to, among other things, (i) increase the revolving loan under the Credit Agreement by $75 million to an aggregate principal amount of $150 million, $20 million of which is drawn as of the date hereof, and (ii) extend the maturity date under the Term Loan and the termination date for the revolving commitment from July 15, 2016 to February 1, 2018. Except as set forth in the Third Amendment, all other terms and conditions of the Credit Agreement remain in full force and effect.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report is incorporated herein by reference.

Item 8.01.	Other Events.
On February 6, 2013, the Company issued a press release regarding the securing of the loan described in Item 1.01 above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1
Third Amendment to Revolving Credit and Term Loan Agreement, dated as of February 1, 2013, among The Ensign Group, Inc. and the several banks and other financial institutions and lenders from time to time party thereto (the “Lend-ers”) and SunTrust Bank, in its capacity as administrative agent for the Lenders, as issuing bank and as swingline lender.

99.1	Press Release of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ENSIGN GROUP, INC.

/s/ SUZANNE D. SNAPPER
Chief Financial Officer

Dated: February 6, 2013

Exhibit Index
Exhibit No.	Description

10.1
Third Amendment to Revolving Credit and Term Loan Agreement, dated as of February 1, 2013, among The Ensign Group, Inc. and the several banks and other financial institutions and lenders from time to time party thereto (the “Lend-ers”) and SunTrust Bank, in its capacity as administrative agent for the Lenders, as issuing bank and as swingline lender.

99.1	Press Release of the Company